                                                         THE MACERICH COMPANY

                                                          ELIGIBLE DIRECTORS'
                                               DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                                             (as Amended and Restated as of June 30, 2000)

                                                         THE MACERICH COMPANY

                                                          ELIGIBLE DIRECTORS'
                                                DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                                             (as Amended and Restated as of June 30, 2000)

                                                           TABLE OF CONTENTS

                                       i

                                       ii

8.5      Compliance With Laws..........................................................................14

8.6      Headings Not Part of Plan.....................................................................14

iii

                                                         THE MACERICH COMPANY

                                                          ELIGIBLE DIRECTORS'
                                                DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                                             (as Amended and Restated as of June 30, 2000)

                                                               ARTICLE I
                                                 TITLE, PURPOSE AND AUTHORIZED SHARES

                  This Plan shall be known as "The Macerich Company Eligible Directors' Deferred Compensation/Phantom Stock Plan."
The purpose of this Plan is to attract, motivate and retain experienced and knowledgeable directors of The Macerich Company by permitting them to defer compensation and affording them the opportunity to link that compensation to an equity interest in the
Company.  The total number of shares of Common Stock that may be delivered pursuant to awards under this Plan is 250,000, subject to adjustments contemplated by Section 5.6.

                                                              ARTICLE II
                                                              DEFINITIONS

                  Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

                  2.1      Accounts shall mean an Eligible Director's Cash Account, Stock Unit Account, Dividend Equivalent Cash
Account and Dividend Equivalent Stock Account.

                  2.2      Average Fair Market Value shall mean the average of the Fair Market Values of a share of Common Stock of the Company during the last 10 trading days preceding the Award Date.

                  2.3      Award Date with reference to elections under Section 4.2 shall mean the January 1 that next follows the date of an Eligible Director's election made pursuant to Section 4.2.  Award Date with reference to elections under Section 4.1(a)
shall mean August 3, 1994 and with reference to elections under Section 4.1(b) shall mean February 1, 1995.

                  2.4      Board of Directors shall mean the Board of Directors of the Company.

                  2.5      Cash Account shall mean the bookkeeping account maintained by the Company on behalf of each Eligible
Director who elects to defer his or her Compensation and Special Meeting Fees in cash in accordance with Section 5.1.

                  2.6      Change in Control Event shall have the meaning specified for such term under The Macerich Company Amended and Restated 1994 Incentive Plan, as amended from time to time.

                  2.7      Code shall mean the Internal Revenue Code of 1986, as amended.

                  2.8      Common Stock shall mean the Common Stock of the Company.

                  2.9      Committee shall mean a Committee of the Board of Directors acting in accordance with Article VI and applicable Maryland law, or the Board of Directors.

                  2.10     Company shall mean The Macerich Company, a Maryland corporation, and its successors and assigns.

                  2.11     Compensation shall mean the annual retainer and regular meeting fees payable by the Company to an Eligible
Director for a calendar year.

                  2.12     Disability shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                  2.13     Discount Rate shall mean an interest rate equal to 5% per annum.

                  2.14     Disinterested Director shall mean a member of the Board who is not generally disqualified from making decisions concerning this Plan or all actions hereunder under any applicable legal requirements, but in no event shall a member of the Board participate in any decision affecting only his or her benefits under this Plan.

                  2.15     Distribution Subaccount shall mean a subaccount of an Eligible Director's Account established to separately account for deferred Compensation (and Dividend Equivalents or other earnings or losses thereon) which are subject to different distribution elections.

                  2.16     Dividend Equivalent shall mean the amount of cash dividends or other cash distributions paid by the Company after January 31, 1995 on that number of shares of Common Stock equivalent to the number of Stock Units then credited to an Eligible
Director's Stock Unit Account and Dividend Equivalent Stock Account, which amount shall be allocated as additional Stock Units to the
Eligible Director's Dividend Equivalent Stock Account or as additional deferrals to the Eligible Director's Dividend Equivalent Cash
Account, as provided in Section 5.3.

                  2.17     Dividend Equivalent Cash Account shall mean the bookkeeping account maintained by the Company on behalf of an Eligible Director which is credited with Dividend Equivalents in the form of cash deferrals in accordance with Section 5.3.

                  2.18     Dividend Equivalent Stock Account shall mean the bookkeeping account maintained by the Company on behalf of an Eligible Director which is credited with Dividend Equivalents in the form of Stock Units in accordance with Section 5.3, and includes, to the extent applicable, any Distribution Subaccount.

                  2.19     Effective Date shall mean July 29, 1994.

                  2.20     Eligible Director shall mean a member of the Board of Directors of the Company who is compensated in such capacity and (as to any outstanding Account balances under this Plan) any such person who has Account balances under the Plan.

                  2.21     Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  2.22     Fair Market Value shall mean on any date the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, if the stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

                  2.23     Interest Rate shall mean the rate that is 120% of the federal long-term rate for compounding on a quarterly basis, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which interest is credited.

                  2.24     Plan shall mean The Macerich Company Eligible Directors' Deferred Compensation/Phantom Stock Plan, as
amended from time to time.

                  2.25     Plan Year shall mean the applicable calendar year.

                  2.26     Special Meeting Fees shall mean the meeting fees which are paid by the Company after January 31, 1995 to an
Eligible Director for meetings during a deferral period in addition to the regular meetings contemplated at the time of a deferral election for that deferral period.

                  2.27     Stock Unit or Unit shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company solely for purposes of this Plan.

                  2.28     Stock Unit Account shall mean the bookkeeping account maintained by the Company on behalf of each Eligible
Director which is credited with Stock Units in accordance with Section 5.2, and includes, to the extent applicable, any Distribution
Subaccount.

                  2.29     Unforeseeable Emergency shall mean a severe financial hardship to the Eligible Director resulting from a sudden and unexpected illness or accident of the Eligible Director or a dependent of the Eligible Director, loss to the Eligible
Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Director.  The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case.  Examples of what are not considered to be Unforeseeable Emergencies include the need to send an Eligible
Director's child to college or the desire to purchase a home, absent destruction or severe damage to the Eligible Director's existing home.

                                                              ARTICLE III
                                                             PARTICIPATION

                  Each Eligible Director shall become a participant in the Plan by electing to defer his or her Compensation or
Special Meeting Fees in accordance with Article IV.

                                                              ARTICLE IV
                                                          DEFERRAL ELECTIONS

                  4.1      Initial Elections.

                  (a)      Initial Election for Compensation Earned from July 31, 1994 through December 31, 1994.  On or before July
31, 1994, each Eligible Director may make an irrevocable election to defer 100% of the portion of his or her Compensation payable for services to be rendered by the Eligible Director from July 31, 1994 through December 31, 1994 in (1) cash, in accordance with Section
5.1, or (2) Stock Units in accordance with Section 5.2.  Such election shall be in writing on forms provided by the Company and approved by the Committee.

                  (b)      Initial Election for Compensation and Special Meeting Fees Earned during 1995, 1996 and 1997.  On or before
July 31, 1994, each Eligible Director may make an irrevocable election to defer 100% of the portion of his or her Compensation and
Special Meeting Fees payable for services to be rendered by the Eligible Director during the next one, two, or three calendar years in (1) cash, in accordance with Section 5.1, or (2) Stock Units, in accordance with Section 5.2.  Such election shall be in writing on forms provided by the Company and approved by the Committee.

                  4.2      Subsequent Annual Elections.  On or before the date set forth in the applicable election agreement, each
Eligible Director may make an irrevocable election to defer all or a portion (in 10% increments) of his or her Compensation and/or
Special Meeting Fees payable for services to be rendered by the Eligible Director during the next one, two, or three calendar years in (a) cash, in accordance with Section 5.1, or (b) Stock Units, in accordance with Section 5.2.  Such election shall be in writing on forms provided by the Company and approved by the Committee.

                                                               ARTICLE V
                                                           DEFERRAL ACCOUNTS

                  5.1      Cash Account.  If an Eligible Director elects in accordance with Article IV to defer his or her
Compensation and Special Meeting Fees in cash, the Committee shall establish and maintain a Cash Account for the Eligible Director under the Plan, which account shall be a memorandum account on the books of the Company.  An Eligible Director's Cash Account shall be credited as follows:

                             (a)    As of the last day of each calendar quarter, the Committee shall credit the Eligible Director's
         Cash Account with an amount equal to the elected percentage of the Compensation deferred by the Eligible Director during such quarter;

                             (b)    As of the date payment of any Special Meeting Fees would otherwise be made, the Eligible
         Director's Cash Account shall be credited with an amount equal to the elected percentage of the Eligible Director's Special
         Meeting Fees; and

                             (c)    As of the last day of each calendar quarter, the Eligible Director's Cash Account shall be credited with earnings equal to an amount determined by multiplying the balance credited to such account as of the last day of the preceding quarter by one-fourth of the Interest Rate.

                  5.2      Stock Unit Account.

                  (a)      Regular Compensation.  If an Eligible Director elects pursuant to Article IV to defer his or her
Compensation in Stock Units, the Committee shall credit on the Award Date to the Stock Unit Account of the Eligible Director a number of Units determined by dividing the present value of the Compensation deferred by the Eligible Director by the Average Fair Market
Value of a share of Common Stock.  The present value shall be computed assuming the Compensation deferred would have been paid on the first day of the calendar year to which it relates at the prevailing rate of Compensation at the time of the election made in accordance with Article IV, discounted to present value using the Discount Rate.  Notwithstanding the preceding, for purposes of a
Stock Unit election made pursuant to Section 4.1(a), the number of Units to be credited on the Award Date shall be determined by dividing the Compensation deferred by the Average Fair Market Value of a share of Common Stock.

                  (b)      Special Meeting Fees.  If an Eligible Director has elected in accordance with Article IV to defer his or her Special Meeting Fees in Stock Units, the Committee shall, as of the date payment of any Special Meeting Fees would otherwise be made, credit the Eligible Director's Stock Unit Account with an amount of Units determined by dividing the amount of the Eligible
Director's Special Meeting Fees deferred by the Fair Market Value of a share of Common Stock as of such date.

                  (c)      Limitations on Rights Associated with Units.  An Eligible Director's Stock Unit Account shall be a memorandum account on the books of the Company.  The Units credited to an Eligible Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to such Eligible Director in accordance with this Plan.  The Units shall not be treated as property or as a trust fund of any kind.  All shares of Common Stock or other amounts attributed to the Units shall be and remain the sole property of the Company, and each Eligible Director's right in the
Units is limited to the right to receive shares of Common Stock in the future as herein provided.  No Eligible Director shall be entitled to any voting or other shareholder rights with respect to Units granted under this Plan.  The number of Units credited under this Section shall be subject to adjustment in accordance with Section 5.6.

                  (d)      Credited Units Not Vested.  The Units credited to an Eligible Director's Stock Unit Account shall only become vested in accordance with Section 5.4(a).

                  5.3      Dividend Equivalents; Dividend Equivalent Cash Account; Dividend Equivalent Stock Account.

                  (a)      Allocation of Dividend Equivalents.  Each Eligible Director shall, at the time of making an election in accordance with Article IV, elect to have all Dividend Equivalents attributable to Units credited to his or her Stock Unit Account credited to either (1) the Eligible Director's Dividend Equivalent Cash Account in accordance with subsection (b) below or (2) the
Eligible Director's Dividend Equivalent Stock Account in accordance with subsection (c) below.  Such election shall be irrevocable and shall remain in effect with respect to all Stock Units credited to the Eligible Director's Stock Unit Account and Dividend
Equivalent Stock Account in accordance with the Eligible Director's election made pursuant to Article IV.

                  (b)      Dividend Equivalent Cash Account.  If an Eligible Director elects to have Dividend Equivalents credited to his or her Dividend Equivalent Cash Account, the Committee shall, as of each dividend payment date, credit the Eligible Director's
Dividend Equivalent Cash Account with an amount equal to the amount of Dividend Equivalents.  In addition, as of the last day of each calendar quarter, the Eligible Director's Dividend Equivalent Cash Account shall be credited with earnings in an amount equal to that determined by multiplying the balance credited to such account as of the last day of the preceding quarter by an amount equal to one-fourth of the Interest Rate.

                  (c)      Dividend Equivalent Stock Account.  If an Eligible Director elects to have Dividend Equivalents credited to his or her Dividend Equivalent Stock Account, the Committee shall, as of each dividend payment date, credit the Eligible Director's
Dividend Equivalent Stock Account with an amount of Units determined by dividing the amount of Dividend Equivalents by the Fair
Market Value of a share

of Common Stock as of such date.  The Units credited to an Eligible Director's Dividend Equivalent Stock
Account shall be subject to adjustment under Section 5.6.

                  (d)      Credited Dividends Account Not Vested.  Amounts credited to the Dividend Equivalent Cash Account or the
Dividend Equivalent Stock Account shall only become vested in accordance with Sections 5.4(a) or (c), as the case may be.

                  5.4      Vesting.

                  (a)      Stock Unit Account; Dividend Equivalent Stock Account.  The rights of each Eligible Director in respect of his or her Stock Unit Account and Dividend Equivalent Stock Account shall vest as the Eligible Director's services (to which the deferred Compensation and deferred Special Meeting Fees relate) are rendered.  Accordingly, effective as of the date the Eligible
Director ceases to be a member of the Board, the number of Units credited to the Eligible Director's Stock Unit Account and Dividend
Equivalent Stock Account shall be reduced to the number of Units that would have been in such accounts on the date the Eligible
Director ceased to serve on the Board had the Compensation and Special Meeting Fees the Eligible Director elected to defer included only Compensation and Special Meeting Fees payable for the period of actual service as a director, less any vested Units previously distributed as shares of Common Stock pursuant to the Eligible Director's election to receive installment payments and/or a distribution under Section 5.5(d) or (e).  For purposes of calculating the number of Units that would have been credited to the
Eligible Director's Stock Unit Account and Dividend Equivalent Stock Account, the Eligible Director's annual retainer shall be prorated for the year of cessation on a monthly basis.  Notwithstanding the preceding sentence, if an Eligible Director ceases to be a member of the Board by reason of death or Disability, or upon or following a Change in Control Event, the Eligible Director's Stock
Unit Account and Dividend Equivalent Stock Account shall immediately become fully vested.

                  (b)      Cash Account.  The rights of each Eligible Director in respect of his or her Cash Account shall at all times be fully vested.

                  (c)      Dividend Equivalent Cash Account.  The rights of each Eligible Director in respect of his or her Dividend
Equivalent Cash Account shall vest as the Eligible Director's services (to which the deferred Compensation and deferred Special
Meeting Fees relate) are rendered.  Accordingly, effective as of the date the Eligible Director ceases to be a member of the Board, the Company shall reduce any amount credited to the Eligible Director's Dividend Equivalent Cash Account by an amount equal to any
Dividend Equivalents (together with any related earnings) attributable to any Units which are forfeited in accordance with Section
5.4(a) and/or previously distributed as shares of Common Stock in accordance with the Eligible Director's election to receive installment payments and/or a distribution under Section 5.5(d) or (e).  Notwithstanding the preceding, if an Eligible Director ceases to be a member of the Board by reason of death or Disability, or upon or following a Change in Control Event, the Eligible
Director's Dividend Equivalent Cash Account shall immediately become fully vested.

                  5.5      Distribution of Benefits.

                  (a)      Time and Manner of Distribution.  Each Eligible Director shall be entitled to receive a distribution of the vested portion of his or her Accounts upon his or her termination from service on the Board or at such time as may be elected by the
Eligible Director at the time of an election under Article IV and set forth in writing on forms provided by the Company.  The benefits payable under this Plan shall be distributed to the Eligible Director (or, in the event of his or her death, the Eligible
Director's Beneficiary) in a lump sum or, if elected by the Eligible Director in writing on forms provided by the Company at least 12 months in advance of the date benefits become distributable under subsection (a), in annual installments for up to 10-years.  An
Eligible Director shall be permitted to make a different election with respect to each annual deferral period as to the time and manner in which his or her benefits shall be distributed.  For each Eligible Director who makes one or more distribution elections pursuant to this Section 5.5(a), each of his or her Accounts shall be divided into two or more Distribution Subaccounts as necessary to separately account for deferrals which are payable at different times and/or in different manners.  For purposes of calculating installments, the Eligible Director's vested Accounts (and Distribution Subaccounts if applicable) will be valued as of December 31 of each year, and divided by the number of remaining installments to determine the amount of the installment to be paid in the following year.  Subsequent installments will be adjusted accordingly for the next calendar year, according to procedures established by the Committee.  Such installment payments shall commence as of the date benefits become distributable under this Section 5.5(a).

                  (b)      Change in Time or Manner of Distribution.  Notwithstanding subsection (a):

                           (1)      An Eligible Director may elect to further defer the commencement of any distribution to be made with respect to benefits payable under this Plan by filing a new written election with the Committee on a form approved by the Committee; provided, however, that (A) no such new election shall be effective until 12 months after such election is filed with the Committee, (B) no such new election shall be effective with respect to any
                  Account(s) after the distribution of benefits with respect to such Account(s) shall have commenced, and (C) no more than three new elections with respect to each annual deferral period shall be valid as to any Eligible Director.  An election made pursuant to this Section 5.5(b)(1) shall not affect the manner of distribution (i.e., lump sum versus installments), the terms of which shall be subject to Section 5.5(a) above or Section 5.5(b)(2) below.

                           (2)      An Eligible Director may change the manner of any distribution election from a lump sum to annual installments (or vice versa) made with respect to amounts credited under his or her Accounts by filing a written election with the Committee on a form provided by the

                  Committee; provided, however, that no such election shall be effective until 12 months after such election is filed with the Committee, and no such election shall be effective if it is made with respect to any Account(s) after the distribution of benefits with respect to such Account(s) have commenced.  An election made pursuant to this Section 5.5(b)(2) shall not affect the date of the commencement of benefits.

                           (3)      On or before September 30, 2000, an Eligible Director may make a one-time, irrevocable election
                  (subject to other express provisions of this Plan), on forms provided for this purpose, to receive a distribution of his or her accumulated balances under this Plan as of September 30, 2000 on: (A) a date elected by the Eligible
                  Director, but in no event before 2003, or (B) the earlier of a date elected by the Eligible Director, but in no event before 2003, or the date of his or her termination of service from the Board.  The benefits payable under such an election shall be distributed to the Eligible Director (or in the event of his or her death, the Eligible
                  Director's Beneficiary) in a lump sum or, if elected by the Eligible Director in writing on forms provided by the
                  Company at least 12 months in advance of the date benefits become distributable under Section 5.5(a) above, in annual installments for up to 10 years, as so elected.

                  (c)      Effect of Change in Control Event.  Notwithstanding subsections (a) and (b), if a Change in Control Event and a termination of service occurs, the vested portions of an Eligible Director's Accounts shall be distributed immediately in a lump sum.

                  (d)      Early Distributions.  Each Eligible Director (which for purposes of this Section 5.5(d) includes former
Eligible Directors) shall be permitted to elect to withdraw not less than 50% of the vested portion of his or her Accounts, reduced by the withdrawal penalty described below, prior to the applicable payment date(s) or payment commencement date(s) ("Early
Distributions"), subject to the following restrictions:

                           (1)      The election to take an Early Distribution shall be made in writing on a form provided by and filed with the Committee;

                           (2)      The amount of the Early Distribution shall equal 90% of the amount the Eligible Director has elected to withdraw; and

                           (3)      The remaining 10% of the amount the Eligible Director has elected to withdraw shall be permanently forfeited, and the Eligible Director or his or her Beneficiary shall have no rights with respect to such forfeited amounts.

                  Notwithstanding the foregoing, the Eligible Director's Accounts will continue to vest in accordance with Section 5.4 and the Dividend Equivalent Stock Account and/or Dividend Equivalent Cash Account of such Eligible Director shall continue to be credited with Dividend Equivalents in accordance with Section 5.3.

                  (e)      Distribution for Unforeseeable Emergencies.  An Eligible Director (which for purposes of this Section
5.5(e) includes former Eligible Directors) may request a distribution for an Unforeseeable Emergency without penalty of an amount not greater than the value of the Eligible Director's vested benefit under this Plan.  Such distribution for an Unforeseeable Emergency shall be subject to approval by the Committee in its sole discretion and may be made only to the extent necessary to satisfy the hardship and only from vested amounts credited to his or her Accounts.  The Committee may treat a distribution as necessary for an
Unforeseeable Emergency if it relies on the Eligible Director's written representation, without actual knowledge to the contrary, that the hardship cannot reasonably be relieved (1) through timely reimbursement or compensation by insurance or otherwise or (2) by liquidation of the Eligible Director's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.  Amounts distributed pursuant to this Section 5.5(e) shall be distributed first from an Eligible Director's Cash and
Dividend Equivalent Cash Accounts, and, to the extent the balance of the Participant's Cash and Dividend Equivalent Cash Accounts is
not sufficient to satisfy the severe financial hardship, next as a distribution of shares of the Company's Common Stock with a Fair
Market Value equal to such deficiency from the vested portion of such Eligible Director's Stock Unit and Dividend Equivalent Stock
Accounts.

                  (f)      Form of Distribution.  Stock Units credited to an Eligible Director's Stock Unit Account and Dividend
Equivalent Stock Account shall be distributed in an equivalent whole number of shares of the Company's Common Stock.  Fractions shall be disregarded.  Amounts credited to an Eligible Director's Cash Account and vested in the Eligible Director's Dividend Equivalent
Cash Account shall be distributed in cash.

                  (g)      Small Benefit Exception.  Notwithstanding any other provision of this Plan to the contrary , if at the time of any distribution the vested balance remaining in an Eligible Director's Cash Account or Dividend Equivalent Cash Account is less than $2,000 or, if the number of vested Units credited to the Eligible Director's Stock Unit Account or Dividend Equivalent Stock
Account is less than 100, then such remaining vested balances shall be distributed in a lump sum.

                  5.6      Adjustments in Case of Changes in Common Stock.  If any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, liquidation or similar change in capitalization or any distribution to holders of the Company's Common Stock
(other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments shall be made in the number and type of shares of Common Stock or other property reserved and of Units (both credited and vested) under this Plan.

                  5.7      Company's Right to Withhold.  The Company shall satisfy any state or federal income tax withholding obligation arising upon distribution of an Eligible Director's accounts by reducing the number of shares of Common Stock otherwise

                                       10

deliverable to the Eligible Director by the appropriate number of shares, valued at the average of the Fair Market Values of a share of Common Stock during the last 10 trading days preceding the date of distribution, required to satisfy such tax withholding obligation.  If the Company, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the
Eligible Director shall pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to the benefits hereunder.

                  5.8      Stockholder Approval.  This Plan, and all the elections, actions and accruals with respect to Stock Units and Dividend Equivalents made prior to stockholder approval, was originally approved by the stockholders of the Company at their 1995 annual meeting.  Amendments to the Plan have been approved by the Board of Directors pursuant to Article VII.

                                                              ARTICLE VI
                                                            ADMINISTRATION

                  6.1      The Administrator.  The Committee hereunder shall consist of two (2) or more Disinterested Directors appointed from time to time by the Board of Directors to serve as the administrator of this Plan at its pleasure.  Any member of the
Committee may resign by delivering a written resignation to the Board of Directors.  Members of the Committee shall not receive any additional compensation for administration of this Plan.

                  6.2      Committee Action.  The Committee may, for the purpose of administering this Plan, choose a Secretary who may be, but is not required to be, a member of the Committee, who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of this Plan.  A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan.  The Secretary may execute any certificate or other written direction on behalf of the Committee.  Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

                  6.3      Rights and Duties.  Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

                  (a)      To construe, interpret and administer this Plan;

                  (b)      To resolve any questions concerning the amount of benefits payable to an Eligible Director (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

                  (c)      To make all other determinations required by this Plan;

                                       11

                  (d)      To maintain all the necessary records for the administration of this Plan; and

                  (e)      To make and publish forms, rules and procedures for elections under and for the administration of this Plan.

                  The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Eligible Directors shall be conclusive.  In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by:  (1) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (2) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence.  The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons.  The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

                  6.4      Indemnity and Liability.  All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.  No member of the
Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part, excepting only his or her own willful misconduct or gross negligence.  To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence, as determined by the Board of Directors.

                                                              ARTICLE VII
                                                     PLAN CHANGES AND TERMINATION

                  The Board of Directors shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Eligible Director's rights with respect to Stock Units and Dividend Equivalents credited to his or her Stock Unit Account, Dividend Equivalent Cash Account or Dividend Equivalent Stock Account which are then vested (assuming solely for such purposes a voluntary termination of services as of the date of such amendment or termination) or to any amounts previously credited to his or her Cash Account.  Any amendments authorized hereby shall be stated in an instrument in writing, and all Eligible Directors shall be bound thereby upon receipt of notice thereof.

                                       12

                  It is the current expectation of the Company that this Plan shall be continued for a period of 20 years following the date of Board approval of this Plan, but continuance of this Plan is not assumed as a contractual obligation of the Company.  In the event that the Board of Directors decides to discontinue or terminate this Plan, it shall notify the Committee and participants in this Plan of its action in an instrument in writing, and this Plan shall be terminated at the time therein set forth, and all participants shall be bound thereby.  In such event, the then vested benefits of an Eligible Director shall be distributed in accordance with the manner of distribution elected by him or her under Section 5.5.

                                                             ARTICLE VIII
                                                             MISCELLANEOUS

                  8.1      Limitation on Eligible Directors' Rights.  Participation in this Plan shall not give any Eligible Director the right to continue to serve as a member of the Board or any rights or interests other than as herein provided.  No Eligible
Director shall have any right to any payment or benefit hereunder except to the extent provided in this Plan.  This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust.  This
Plan, in and of itself, has no assets.  Eligible Directors shall have only the rights of general unsecured creditors of the Company with respect to amounts credited or vested and benefits payable, if any, on their Accounts.

                  8.2      Beneficiaries.

                  (a)      Beneficiary Designation.  Upon forms provided by the Company each Eligible Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.3(b)) whom such Eligible Director desires to receive any amounts payable under this Plan after his or her death.  An Eligible Director from may from time to time change his or her designated
Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the
Committee.  However, if a married Eligible Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse.  The Eligible Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides.  Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee.  The Company and the Committee may rely on the Eligible Director's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.

                  (b)      Definition of Beneficiary.  An Eligible Director's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts so designated by the Eligible Director or, in the absence of such designation, entitled by will or the laws of descent and distribution to receive the Eligible Director's benefits under this Plan in the

                                       13

event of the Eligible Director's death, and shall mean the Eligible Director's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

                  8.3      Benefits Not Assignable; Obligations Binding Upon Successors.  Benefits of an Eligible Director under this
Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized.  Obligations of the Company under this Plan shall be binding upon successors of the Company.

                  8.4      Governing Law; Severability.  The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the state of incorporation of the Company.  If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                  8.5      Compliance With Laws.  This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

                  8.6      Headings Not Part of Plan.  Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

                                       14

                                           THE MACERICH COMPANY
                       ELIGIBLE DIRECTORS' DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                                      2000 ANNUAL ELECTION AGREEMENT
        __________________________________________________________________________________________

A.       DEFERRAL ELECTIONS.  (Complete items 1, 2 and 3 below)

         1.       Compensation.  I hereby irrevocably elect to defer _____% (must choose an increment of
10% with a minimum deferral of 10% and a maximum deferral of 100%) of the annual retainer and regular meeting fees that will become payable to me for my services to be rendered during the ___ (insert one of the following: 1, 2 or 3) calendar year period(s) commencing on January 1 following the date of this election in the following manner.  (Initial the option you choose in the space provided):

                  (a) _________             In Cash.  Such amount shall be credited as a bookkeeping
                                            account maintained
                     (Initial)              for me upon the terms provided in the Plan.

                  (b) _________             In Stock Units.  Such amount shall be credited in the form of stock units to a
                     (Initial)              bookkeeping account maintained for me upon the terms
                                            provided in the Plan.

         2.       Special Meeting Fees.  I hereby irrevocably elect to defer _____% (must choose an increment of 10% with a minimum deferral of 10% and a maximum deferral of 100%) of the special meeting fees that will become payable to me for my services to be rendered during the ___ (insert one of the following: 1, 2 or 3) calendar year period(s) commencing on January 1 following the date of this election in the following manner.  (Initial the option you choose in the space provided):

                  (a) _________             In Cash.  Such amount shall be credited as a bookkeeping
                                            account maintained
                     (Initial)              for me upon the terms provided in the Plan.

                  (b) _________             In Stock Units.  Such amount shall be credited in the form of stock units to a
                     (Initial)              bookkeeping account maintained for me upon the terms
                                            provided in the Plan.

         3.       Dividend Equivalents.  I hereby irrevocably elect to defer 100% of any Dividend
Equivalents attributable to stock units credited on my behalf under the Plan pursuant to this Election
Agreement which accrue thereon in the following manner.  (Initial the option you choose in the space provided):

                  (a) _________             In Cash.  The deferred amounts shall be credited to a
                                            bookkeeping account
                     (Initial)              maintained on my behalf upon the terms provided in the Plan.

                  (b) _________             In Stock Units.  The deferred amounts shall be credited in the form of stock units
                     (Initial)              to a bookkeeping account maintained on my behalf upon the
                                            terms provided in the Plan.

                                       1

B.       DISTRIBUTION ELECTIONS.

         1.       Commencement of Distribution.  I hereby irrevocably agree to have the vested amounts credited in my bookkeeping accounts under the Plan pursuant to my elections in Section A above distributed on the date indicated by me below, or as soon as practicable thereafter, except as may be otherwise provided in the Plan.  I understand and agree that if no box is checked and initialed, the deferred amounts will be paid commencing on the January 1 following my separation from service.
(Initial the option you choose in the space provided):

                  (a) _________             The January 1 following the date of termination of board
                                            service.
                      (Initial)

                  (b) _________             January 1, _________ (specify year) (must be no earlier than
                                            2004*).
                      (Initial)

                  (c) _________             The earlier of (a) or (b) above.
                      (Initial)

         2.       Manner of Distribution.  I hereby further agree that the number of payments to me of vested amounts deferred through this agreement (together with any earnings thereon) for the periods indicated in Part A shall be paid to me commencing on the date indicated above in accordance with my choice below.  If no box is checked and initialed, I understand and agree the deferred amounts will be paid in a lump sum.  (Initial the option you choose):

                  (a) _________             A single lump sum; or
                      (Initial)

                  (b) _________             Substantially equal annual installments (subject to
                                            adjustment under Section
                      (Initial)             5.5(a)) over ________ years (specify number of years; must not exceed 10).

Remaining balances of less than $2,000 or 100 shares shall be paid in a lump sum.

C.  SIGNATURE.

I understand and agree that (1) this Annual Election Agreement is subject to the terms of the Plan, (2)
the deferral and distribution elections specified in Part A and B of this Annual Election Agreement are irrevocable except as provided in Section 5.5 of the Plan, and (3) this Annual Election Agreement must
be filed by September 30, 2000 with:   Richard A. Bayer, General Counsel, 401 Wilshire Boulevard, Suite
700, Santa Monica, California 90401.

I acknowledge and agree to the following terms of this Annual Election Agreement.

         _______________________________________                       ____________________________
         (Director's Signature)                                                         (Date)

         __________________________________________________________________
         (Print Name)

______________________
         *Note that this election refers to amounts earned during the entire period elected in Sections
A.1 and A.2.

                                       2

                                                        THE MACERICH COMPANY
                                    ELIGIBLE DIRECTORS' DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                                                     CHANGE ELECTION AGREEMENT
                     __________________________________________________________________________________________

A.       DEFERRAL ELECTIONS CHANGE.  (Complete the items below if you want to change any prior elections)

         I hereby elect to change my elections with respect to the "Commencement of Distributions" and/or "Manner of
Distributions" for the following period(s).  (Check the appropriate box if you want to change an election for any period).

                  (1) July 31, 1994 through December 31, 1994                  ___

                  (2) January 1, 1995 through December 31, 1995                ___

                  (3) January 1, 1996 through December 31, 1996                ___

                  (4) January 1, 1997 through December 31, 1997                ___

                  (5) January 1, 1998 through December 31, 1998                ___

                  (6) January 1, 1999 through December 31, 1999                ___

                  (7) January 1, 2000 through December 31, 2000                ___

PLEASE INDICATE BELOW WHAT CHANGES YOU WANT TO HAVE MADE WITH RESPECT TO YOUR PRIOR ELECTIONS FOR THE ABOVE PERIODS.  IF YOUR
CHANGES ARE NOT THE SAME FOR EACH PERIOD CHECKED, PLEASE USE A SEPARATE FORM FOR EACH DIFFERENT CHANGE.

B.       DISTRIBUTION ELECTIONS.

         1.       Commencement of Distributions.  I hereby agree to have the vested amounts in my bookkeeping accounts under the
Plan pursuant to my elections for the periods indicated above distributed on the date indicated by me below, or as soon as practicable thereafter, except as may be otherwise provided in the Plan.  Since I have previously elected to receive all deferred distributions upon termination of my board service I understand I may only change this election to one of the following options.
I understand and agree this new election will be irrevocable except as permitted by Section 5.5 of the Plan.  (Initial the option you choose in the space provided only if you want to change your prior election(s)):

                  (a)  _________            January 1, ________ (specify year) (must be no earlier than 2003).
                        (Initial)

                  (b)  _________            The earlier of the January 1 following the date of termination of
                        (Initial)           my board service or January 1, ________ (specify year)
                                            (must be no earlier than 2003).

                                       1

         2.       Manner of Distributions.  I hereby further agree that the number of payments to me of vested amounts deferred through this agreement (together with any earnings thereon) for the periods indicated in Part A shall be paid to me commencing on the date indicated in Part B(1) in accordance with my choice below.  Since I have previously elected to receive all deferred distributions in a single lump sum I understand I may only change this election to the following option.  I understand and agree this new election will be irrevocable except as permitted by Section 5.5 of the Plan.  (Initial and provide the information in the spaces provided only if you want to change your prior election(s)):

                  (a) _________             Substantially equal annual installments (subject to adjustment under Section
                        (Initial)           5.5(a)) over _____ years (specify number of years; must not exceed 10).

Remaining balances of less than $2,000 or 100 shares shall be paid in a lump sum.

C.  SIGNATURE.

I understand and agree that (1) this Change Election Agreement is subject to the terms of the Plan, (2) the deferral and distribution elections specified in Part A and Part B of this Change Election Agreement are irrevocable except as provided in
Section 5.5 of the Plan, and (3) this Change Election Agreement must be filed by September 30, 2000 with:   Richard A. Bayer,
General Counsel, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

I acknowledge and agree to the following terms of this Change Election Agreement.

         _______________________________________                       ____________________________
         (Director's Signature)                                                         (Date)

         __________________________________________________________________
         (Print Name)

                                       2